UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report:  August 8, 2002
              (Date of earliest event reported:  August 8, 2002)

                      KINDER MORGAN ENERGY PARTNERS, L.P.
            (Exact name of registrant as specified in its charter)



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       Delaware                1-11234             76-0380342
    (State or other          (Commission        (I.R.S. Employer
     jurisdiction           File Number)       Identification No.)
   of incorporation)
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                          500 Dallas Street, Suite 1000
                             Houston, Texas 77002
         (Address of principal executive offices, including zip code)


                                 713-369-9000
             (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On August 8, 2002, the Chairman and Chief Executive Officer and Vice President and Chief Financial Officer of Kinder Morgan Management, LLC, the delegate of Kinder Morgan G.P., Inc., the General Partner of Kinder Morgan Energy Partners, L.P., executed certifications in connection with the Form 10-Q of Kinder Morgan Energy Partners, L.P. for the period ending June 30, 2002 pursuant to the Sarbanes-Oxley Act of 2002. Copies of such certifications are included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

    Exhibit
     Number      Description
      99.1       Officer   Certifications   dated   August   8,  2002
                 pursuant to the Sarbanes-Oxley Act of 2002.

                               S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       KINDER MORGAN ENERGY PARTNERS, L.P.

                        By:KINDER MORGAN G.P., INC.,
                           its general partner

                           By: KINDER MORGAN MANAGEMENT, LLC,
                               the  delegate of Kinder  Morgan  G.P.,
                               Inc.

Dated: August 8, 2002          By:/s/JOSEPH LISTENGART
                                  ------------------------------------
                                    Joseph Listengart
                                    Vice President and General
                                     Counsel

                                  EXHIBIT INDEX

    Exhibit
     Number      Description
      99.1       Officer   Certifications   dated   August   8,  2002
                 pursuant to the Sarbanes-Oxley Act of 2002.